ACQUISITION AGREEMENT (hereinafter called this "AGREEMENT"), dated as of January 22, 2004, between NICHOLAS INVESTMENT COMPANY, INC., a Nevada corporation ("NIVM"), and SINO UJE, LTD., a Hong Kong corporation ("SINO").

    The respective Boards of Directors of each of NIVM and SINO have determined that the acquisition of approximately ninety-five percent (95%) of SINO by NIVM (the "Acquisition") upon the terms and subject to the conditions set forth in this Agreement is advisable and in the best interests of their corporations and have approved the Acquisition; and

    NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants, and agreements contained herein, the parties hereto agree as follows:

ARTICLE I.

THE ACQUISITION; CLOSING; EFFECTIVE TIME

    1.1. THE ACQUISITION. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.3) NIVM shall acquire approximately ninety-five percent ownership (95%) in the common, voting stock of SINO, which shall become a majority-owned subsidiary of NIVM.

    1.2. CLOSING. The closing of the Acquisition (the "Closing") shall take place (i) at the offices of NIVM, 43180 Business Park Dr., Suite 202, Temecula, California at 10:00 a.m. Pacific time on the first business day on which the last to be fulfilled or waived of the conditions set forth in Article VII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the fulfillment or waiver of those conditions) shall be satisfied or waived in accordance with this Agreement or (ii) at such other place and time and/or on such other date as NIVM and SINO may agree in writing (the "CLOSING DATE").

    1.3. EFFECTIVE TIME. The acquisition will become effective at the time the Stock Purchase Agreement has been accepted for filing with the appropriate authority in Hong Kong and the execution of the note for the acquisition has been received by SINO. (the "EFFECTIVE TIME").

ARTICLE II.

DIRECTORS AND OFFICERS

    2.1. DIRECTORS AND OFFICERS OF NIVM. From and after the Effective Time, Chris Bickel shall have the right to name one member of the Board of Directors of NIVM.

    2.2. DIRECTORS AND OFFICERS OF SINO. The directors and officers of SINO at the Effective Time shall, from and after the Effective Time, include at least a majority which has been appointed by NIVM.

ARTICLE III.

EFFECT OF THE ACQUISITION ON CAPITAL STOCK;
EXCHANGE OF CERTIFICATES

    3.1. EFFECT ON CAPITAL STOCK. At the Effective Time, as a result of the Acquisition and without any action on the part of the holder of any capital stock of SINO:

        (a) CONSIDERATION.

                (i) NIVM shall purchase and SINO shall sell approximately ninety-five percent (95%) of the issued and outstanding common stock of SINO, for the sum total consideration of 150,000 shares of NIVM free-trading common stock.

                (ii) NIVM will make available a line of credit of $1,000,000USD to SINO UJE to fund operations. This line of credit will have an annual interest rate that is at or below the prime rate of LIBOR for its most credit-worthy customers. This line of credit will be repaid to NIVM out of after tax profits at a time that SINO becomes profitable. This repayment will be calculated quarterly and the line of credit will be repaid prior to any payments or distribution of profits to any shareholders, including NIVM. The use of the line of credit will be in accordance with the attached pro forma cash flow statement that is Exhibit (1) to this letter.

        (b) PAYMENT OF CONSIDERATION. It is agreed by all parties to this Agreement that the consideration referenced above in Section 3.1(a), shall be paid within five (5) business days of the Effective Time.

    3.2. PAYMENT OF SHARES.

    Promptly after the Effective Time, SINO shall cause to be issued, for the benefit of NIVM, certificates representing the shares of SINO Common Stock to be issued in the Acquisition. The number of shares to be issued is 18,946,500, which represents approximately ninety-five percent (95%) of the total authorized capital stock of SINO.

    3.3. ADJUSTMENTS TO PREVENT DILUTION. In the event that SINO changes the number of Shares or securities convertible or exchangeable into or exercisable for Shares, or changes the number of issued and outstanding common stock prior to the Effective Time as a result of a reclassification, stock split (including a reverse split), stock dividend or distribution, recapitalization, or other similar transaction, the Consideration shall be appropriately adjusted.

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES

    4.1. REPRESENTATIONS AND WARRANTIES OF SINO. Except as set forth herein, SINO hereby represents and warrants to NIVM:

        (a) ORGANIZATION, GOOD STANDING, AND QUALIFICATION.

                (i) SINO is a corporation duly organized, validly existing, and in good standing under the laws of the Hong Kong, and SINO has all requisite corporate or similar power and authority to own and operate its properties and assets and to carry on its business as presently conducted and is qualified to do business and are in good standing as a foreign corporation in each jurisdiction where the ownership or operation of its properties or conduct of its business requires such qualification, except where the failure to have such corporate or similar power and authority or to be so qualified or in good standing, when taken together with all other such failures, is not reasonably likely to result in a SINO Material Adverse Effect (as defined below). SINO has made available to NIVM a complete and correct copy of SINO's articles of incorporation and by-laws or comparable governing instruments, each as amended to date. SINO's articles of incorporation and by-laws or comparable governing instruments so delivered are in full force and effect.

                (ii) SINO does not own directly or indirectly any interest or investment (whether equity or debt) in any Person.

                (iii) As used in this Agreement, the term (A) "SINO MATERIAL ADVERSE EFFECT" means a material adverse effect on the financial condition, properties, business, or results of operations or financial prospects of SINO.

        (b) SINO CAPITALIZATION. The authorized capital stock of SINO consists of 20,000,000 shares of SINO Common Stock, of which [18,946,500] shares are set aside to fulfill the obligation of this purchase agreement. All of the outstanding shares of SINO Common Stock have been duly authorized and are fully paid and nonassessable. Each of the outstanding shares of capital stock or other securities of SINO is free and clear of any lien, security interest, claim, third-party right, or other encumbrance ("LIENS"). Except as set forth above, as of the date hereof there are no preemptive or other outstanding rights, options, warrants, conversion rights, stock appreciation rights, redemption rights, repurchase rights, agreements, arrangements, or commitments to issue or sell any shares of capital stock or other securities of SINO or any securities or obligations convertible or exchangeable into or exercisable for, or giving any Person (as defined below) a right to subscribe for or acquire, any securities of SINO or any of its Subsidiaries, and no securities or obligations evidencing such rights are authorized, issued, or outstanding. SINO does not have outstanding any bonds, debentures, notes, or other obligations the holders of which have the right to vote (or which are convertible into or are exercisable for securities having the right to vote) with the stockholders of SINO on any matter.

        (c) CORPORATE AUTHORITY; APPROVAL.

                (i) SINO has all requisite corporate power and authority and has taken all corporate action necessary in order to execute, deliver, and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement is a valid and binding agreement of SINO enforceable against SINO in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                (ii) The Board of Directors of SINO has unanimously approved this Agreement and the acquisition and the other transactions contemplated hereby. The affirmative vote of holders of SINO Common Stock is not necessary to approve the sale of stock contemplated hereby.

                (iii) SINO has taken all necessary action to permit it to issue the number of shares of SINO Common Stock required to be issued pursuant to Article III. The SINO Common Stock, when issued, will be validly issued, fully paid, and nonassessable, and no stockholder of SINO will have any preemptive right of subscription or purchase in respect thereof.

        (d) GOVERNMENTAL FILINGS; CONSENTS AND APPROVALS; NO VIOLATIONS.

                (i) Other than those filings, notices, consents, registrations, approvals, permits and authorizations required to be made pursuant to Section 1.3 of this Agreement, no other notices, reports, or other filings are required to be made by SINO, nor are there any Governmental Consents required to be obtained by SINO from any governmental or regulatory authority, agency, commission, body, or other governmental or regulatory entity ("GOVERNMENTAL ENTITY") or any other individual, corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, or other entity of any kind or nature ("PERSON"), in connection with the execution and delivery of this Agreement by SINO and the consummation by SINO of the Merger and the other transactions contemplated hereby, except those that the failure to make or obtain are not, individually or in the aggregate, reasonably likely to result in a SINO Material Adverse Effect or prevent, materially delay, or materially impair the ability of SINO to consummate the transactions contemplated by this Agreement.

                (ii) The execution, delivery, and performance of this Agreement by SINO does not constitute or result in (A) a breach or violation of, or a default under, the articles of incorporation or by-laws of SINO ,(B) a breach or violation of, or a default under, or the acceleration of, any obligations under, or the termination of, or the loss of a material benefit under, or the creation of a Lien on the assets of SINO (with or without notice, lapse of time, or both) pursuant to any agreement, lease, contract, note, mortgage, indenture, arrangement, license, or other obligation ("CONTRACTS") binding upon SINO, or (assuming, as to consummation, that the filings and notices are made, and approvals are obtained, as referred to in Section 5.1(e)(i)) any applicable federal, state, local, or foreign law, statute, ordinance, rule, regulation, judgment, order, injunction, decree, arbitration award, agency requirement, license, or permit of, or agreement or written understanding with, any Governmental Entity ("LAW") to which SINO or any of its assets is subject or (C) any change in the rights or obligations of any party under any of the Contracts, except, in the case of clause (B) or (C) above, for any breach, violation, default, acceleration, termination, creation, or change that, individually or in the aggregate, is not reasonably likely to result in a SINO Material Adverse Effect or prevent, materially delay, or materially impair the ability of SINO to consummate the transactions contemplated by this Agreement.

        (e) SINO FINANCIAL STATEMENTS.  The financial statements, including all related notes and schedules, provided to NIVM fairly present in all material respects, the financial position of SINO as of its date and the results of operations, retained earnings and cash flows of SINO for the respective years and periods indicated therein, in each case in accordance with generally accepted accounting principles ("GAAP") consistently applied during the years and periods involved, except as may be noted therein, except for normal year-end adjustments in those instances of interim financial statements that were not, or are not, expected to be, as the case may be, individually or in the aggregate, material in amount.

        (f) ABSENCE OF CERTAIN CHANGES. Except as disclosed in writing to NIVM, SINO has conducted its business only in, and has not engaged in any material transaction other than according to, the ordinary and usual course of such business, and there has not been (i) any change in the financial condition, properties, business, or results of operations of SINO, or any development or combination of developments, that, individually or in the aggregate, has had, or is reasonably likely to result in, a SINO Material Adverse Effect; (ii) any material damage, destruction, or other casualty loss with respect to any material asset or property owned, leased, or otherwise used by SINO, whether or not covered by insurance; (iii) any declaration, setting aside, or payment of any dividend or other distribution in respect of the capital stock of SINO; (iv) any change in accounting policies, practices, procedures, methods, assumptions, or principles of SINO; (v) any increase in SINO's outstanding equity securities; or (vi) any increase in the compensation payable, or that could become payable, by SINO to executive officers, other than increases in the ordinary course, or, other than as required by Law, any amendment of any of SINO's Compensation and Benefit Plans (as defined in Section 5.1(i)) or the adoption of any new Compensation and Benefit Plan.

        (g) LITIGATION AND LIABILITIES. Except as disclosed or reserved for in the SINO financial statements, there are no (i) civil, criminal, or administrative actions, suits, claims, hearings, investigations, or proceedings pending or, to the knowledge of the executive officers of SINO, threatened against, or otherwise adversely affecting SINO, (ii) obligations or liabilities of any nature, whether accrued, contingent, or otherwise and whether or not required to be disclosed, or (iii) facts or circumstances of which the executive officers of SINO have knowledge that could result in any claims against, or obligations or liabilities of, or limitations on the conduct of the business by, or otherwise adversely affect, SINO, except for any of the foregoing that are not, individually or in the aggregate, reasonably likely to result in a SINO Material Adverse Effect or prevent, or materially burden or materially impair the ability of SINO to consummate the transactions contemplated by this Agreement. For purposes of this Agreement, "KNOWLEDGE OF THE EXECUTIVE OFFICERS" or any variation thereof means, in the case of SINO, knowledge of the executive officers of SINO and, in the case of NIVM, knowledge of the executive officers of NIVM (or its Subsidiaries), in each case after reasonable inquiry.

        (h) EMPLOYEE BENEFITS.

                (i) A copy of each bonus, deferred compensation, pension, retirement, profit-sharing, thrift, savings, employee stock ownership, stock bonus, stock purchase, restricted stock, stock option, employment, termination, severance, change of control, compensation, medical, health or other plan, agreement, policy or arrangement that covers employees, directors, former employees or former directors of SINO, including in each case any amendments or supplements thereto (the "COMPENSATION AND BENEFIT PLANS") and any trust agreement or insurance contract forming a part of such Compensation and Benefit Plans has been made available to NIVM prior to the date hereof. Any and all such Compensation and Benefit Plans are in material compliance with all applicable Law, including the Code, and the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

                (ii) The consummation of the transactions contemplated by this Agreement will not (x) entitle any employees of SINO to severance pay, (y) accelerate the time of payment or vesting or trigger any payment of compensation or benefits under, increase the amount payable, or trigger any other material obligation pursuant to, any of the Compensation and Benefit Plans or (z) result in any breach or violation of, or a default under, any of the Compensation and Benefit Plans.

                (iii) All Compensation and Benefit Plans covering current or former non-U.S. employees or former employees of SINO comply in all material respects with applicable local Law. SINO has no material unfunded liabilities with respect to any Pension Plan that covers such non-U.S. employees and is required to be funded.

        (i) COMPLIANCE WITH LAWS; PERMITS. Except as set forth in the SINO Reports, the business of SINO has been, and is being, conducted in compliance with all Laws, except for any failure to comply that, individually, or in the aggregate, would not be reasonably likely to result in a SINO Material Adverse Effect or prevent or materially burden or materially impair the ability of SINO to consummate the transactions contemplated by this Agreement, and SINO has not received any written notice or communication of any material failure to comply with any such Laws that has not been cured (as evidenced by a written notice to such effect, a copy of which has been provided to NIVM) as of the date hereof. Except as set forth in writing to NIVM, no investigation, examination, audit, or review by any Governmental Entity with respect to SINO has occurred, is pending or, to the knowledge of the executive officers of SINO, threatened, except for those the outcome of which are not, individually, or in the aggregate, reasonably likely to have an SINO Material Adverse Effect or prevent or materially burden or materially impair the ability of SINO to consummate the transactions contemplated by this Agreement. SINO has all permits, licenses, trademarks, patents, trade names, copyrights, service marks, franchises, variances, exemptions, orders, and other governmental authorizations, consents, and approvals necessary to conduct its businesses as presently conducted, except for those the absence of which would not be reasonably likely to result in an SINO Material Adverse Effect.

        (j) TAKEOVER STATUTES. No restrictive provision of any "fair price," "moratorium," "control share acquisition," or other similar anti-takeover statute or regulation (including Sections 78.378 - 78.3793 and 78.411 - 78.444 of the NRS) (each a "TAKEOVER STATUTE") or restrictive provision of any applicable anti-takeover provision in SINO's articles of incorporation and by-laws is, or at the Effective Time will be, applicable to SINO, NIVM, the Shares, any transaction contemplated by this Agreement.

        (k) TAXES. SINO (i) has prepared in good faith and has timely filed (taking into account any extension of time within which to file) all material Tax Returns (as defined below) required to be filed, and all such filed Tax Returns are complete and accurate in all material respects; (ii) has paid all material Taxes (as defined below) that are required to be paid or that SINO is obligated to withhold from amounts owing to any employee, creditor, or third party, except with respect to matters contested in good faith; and (iii) has not waived any statute of limitations with respect to Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency. As of the date hereof, there are no pending or, to the knowledge of the executive officers of SINO, threatened in writing, any audits, examinations, investigations, or other proceedings in respect of Taxes or Tax matters. There are no unresolved questions or claims concerning SINO's Tax liability that (A) were raised by any Taxing authority in a communication to SINO, and (B) are reasonably likely to have a SINO Material Adverse Effect.

            As used in this Agreement, (i) the term "TAX" (including, with correlative meaning, the terms "TAXES" and "TAXABLE") includes all federal, state, local, and foreign income, profits, franchise, gross receipts, premium, environmental, customs duty, capital stock, severances, stamp, payroll, sales, employment, unemployment, disability, use, property, withholding, excise, production, value added, occupancy, and other taxes, duties, or governmental assessments of any nature whatsoever, together with all interest, penalties, and additions imposed with respect to such amounts and any interest in respect of such penalties and additions, and (ii) the term "TAX RETURN" includes all returns and reports (including elections, declarations, disclosures, schedules, estimates, and information returns) required to be supplied to a Tax authority relating to Taxes.

        (l) GUARANTEES. SINO is not a guarantor or otherwise liable, either directly or contingently, for any liability or obligation (including indebtedness) of any other entity or person.

        (m) LABOR MATTERS.

                (i) SINO is in compliance with all applicable laws and regulations respecting employment, discrimination in employment, terms and conditions of employment, wages, hours, and occupational safety and health and employment practices, and is not engaged in any unfair labor practices, except where failure to be in compliance of the engagement in such unfair labor practice could not result in a SINO Material Adverse Effect. There are no material pending claims against SINO under any workers compensation plan or policy or for long term disability. SINO has no obligations under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA"), with respect to any former employees or qualifying beneficiaries thereunder, except for obligations that could not result in a SINO Material Adverse Effect. There are no controversies pending, or to the best knowledge of SINO, threatened, between SINO and any of its employees, which controversies have or could reasonably be expected to result in a SINO Material Adverse Effect.

                (ii) SINO is not a party to, or otherwise bound by, any collective bargaining agreement, contract, or other agreement or written understanding with a labor union or labor organization involving employees of SINO. To the knowledge of the executive officers of SINO, there are no current efforts to organize SINO's workforce or certify a collective bargaining unit at SINO.

        (n) FOOD AND DRUG ADMINISTRATION MATTERS.

                (i) SINO possesses all FDA clearances and approvals required under all applicable FDA Laws to conduct its current businesses, to manufacture, hold, and sell FDA Regulated Products. Any and all FDA clearances and approvals are in full force and effect.

                (ii) There are no facts or circumstances known to SINO that could lead to any FDA clearances or approvals possessed by SINO being revoked, suspended, canceled, or not renewed. SINO has submitted all necessary reports and filings to the FDA.

                (iii) The execution and delivery of the Agreement, the consummation of the transactions contemplated by this Agreement, and the exercise by SINO of the rights to own and operate the businesses of SINO, as presently owned and operated, will not affect the validity, or require the transfer, of any FDA clearances or approvals held by SINO or any of its Subsidiaries.

                (iv) There is no civil, criminal, or administrative action, suit, demand, claim, complaint, hearing, notice of violation, investigation, notice, demand letter, proceeding, or request for information pending or any liability (whether actual or contingent) to comply with any FDA Laws that requires any change in any manufacturing procedures by SINO. There is no act, omission, event, or circumstance of which SINO has knowledge that may give rise to any such action, suit, demand, claim, complaint, hearing, notice of violation, investigations, notice, demand letter, proceeding, or request, or any such liability: (A) against, involving, or of SINO or (B) against, involving, or of any other Person (including, without limitation, any FDA SINO Contractor) that could be imputed or attributed to SINO.

        (o) INTELLECTUAL PROPERTY.

                (i) Exhibit (3) attached hereto sets forth a complete and correct list in all material respects of all inventions, patents, trademarks, tradenames, service marks, service names, brand names, and copyright registrations, and applications therefor, applicable to, or used in, the business of SINO, together with a complete list of all licenses granted by, or to, SINO with respect to any of the above (collectively, "SINO Intellectual Property"). Other than as set forth in Exhibit (3), all SINO Intellectual Property is owned by SINO, free and clear of all liens, claims, security interests, and encumbrances of any nature whatsoever, except where the failure to own or use such SINO Intellectual Property would not have a SINO Material Adverse Effect, or is used by SINO pursuant to valid licenses. SINO is not currently in receipt of any notice of any violation or infringement of, and SINO is not knowingly violating or infringing in any material respect, the rights of others in, or to, any patent, unpatented invention, trademark, tradename, service mark, copyright, trade secret, know-how, design, process, or other intangible asset. To the knowledge of the executive officers of SINO, no third party is violating or infringing, in any material respect, the rights of SINO in any of the SINO Intellectual Property. SINO has not received, with respect to any patent application comprising a part of the SINO Intellectual Property, any verbal or written communication , either that (A) a patent will likely not be granted or (B) the scope of the patent or the several claims enumerated thereunder will be materially reduced.

        (p) MATERIAL CONTRACTS. Exhibit (5) contains all material Contracts of SINO ("Material SINO Contracts"). The Material SINO Contracts are in full force and effect and are enforceable against SINO and, to the knowledge of the executive officers of SINO, against the other parties thereto in accordance with their respective terms. SINO, to the knowledge of the executive officers of SINO, is not in breach of, or in default under, any such Material SINO Contract. There is no pending or, to the knowledge of the executive officers of SINO, threatened, cancellation of any Material SINO Contract.

        (q) ASSETS AND PROPERTIES. SINO has good and valid title to all its respective properties and assets and has good title to all its leasehold interests, in each case subject to no Lien other than (i) those of current taxes not yet due and payable and (ii) those which do not in any case materially detract from the value of the property subject thereto or materially impair the operations of SINO and which have not arisen otherwise than in the ordinary course of business. All of the respective properties and assets of SINO and its Subsidiaries are in adequate operating condition and repair, ordinary wear and tear excepted, and are free and clear of any known defects, except such defects that do not substantially interfere with the continued use thereof in the conduct or normal operations.

        (r) BROKERS AND FINDERS. SINO nor any of its respective officers, directors, or employees have employed any broker or finder or incurred any liability for any brokerage fees, commissions, or finders fees in connection with the transactions contemplated by this Agreement.

        (s) TRUE DISCLOSURE. Neither this Agreement with the Exhibits and thereto, nor any other agreement, document, certificate, or information furnished to NIVM or its counsel by or on behalf of SINO in connection with the transactions contemplated hereby, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein not misleading in light of the circumstances under which they were made.

    4.2. REPRESENTATIONS AND WARRANTIES OF NIVM. Except as set forth in the corresponding sections or subsections (or by appropriate cross-reference) of the disclosure letter delivered to SINO by NIVM prior to entering into this Agreement (the "NIVM DISCLOSURE LETTER") and as expressly limited by Section 5.2(x) hereof, NIVM hereby represents and warrants to SINO that:

        (a) ORGANIZATION, GOOD STANDING, AND QUALIFICATION. NIVM is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada, and each of its Subsidiaries is a corporation or other entity duly organized, validly existing, and in good standing under the laws of its respective jurisdiction of organization. NIVM and each of its Subsidiaries have all requisite corporate or similar power and authority to own and operate their properties and assets and to carry on their business as presently conducted and are qualified to do business and are in good standing as a foreign corporation in each jurisdiction where the ownership or operation of their properties or conduct of their business requires such qualification, except where the failure to have such corporate power or authority or to be so qualified or in good standing, when taken together with all other such failures, is not reasonably likely to have an NIVM Material Adverse Effect (as defined below). NIVM has made available to SINO a complete and correct copy of NIVM's and each of its Subsidiaries' articles of incorporation and by-laws or comparable governing instruments, each as amended to date. NIVM's and its Subsidiaries' articles of incorporation and by-laws or comparable governing instruments so delivered are in full force and effect. As used in this Agreement, the term "NIVM MATERIAL ADVERSE EFFECT" means a material adverse effect on the financial condition, properties, business, or results of operations of NIVM and its Subsidiaries taken as a whole.

        (b) NIVM CAPITALIZATION. The authorized capital stock of NIVM consists of 500,000,000 Shares, of which approximately 4,100,000 shares were outstanding as of the close of business on January 22, 2004. All of the outstanding Shares have been duly authorized and are validly issued, fully paid, and nonassessable. NIVM has no Shares reserved for issuance, except that, as of January 22, 2004, there were 12,000,000 Shares reserved for issuance pursuant to the conversion of Series C Preferred Stock. Each of the outstanding shares of capital stock or other securities of NIVM's Subsidiaries is duly authorized, validly issued, fully paid, and nonassessable and owned by a direct or indirect wholly owned Subsidiary of NIVM, free and clear of any Liens.

        (c) CORPORATE AUTHORITY; APPROVAL.

                (i) NIVM has all requisite corporate power and authority and has taken all corporate action necessary in order to execute, deliver, and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement is a valid and binding agreement of NIVM, enforceable against NIVM in accordance with its terms.

                (ii) The Board of Directors of NIVM has unanimously approved this Agreement and has resolved to recommend to stockholders that they vote in favor of approving and authorizing this Agreement, if necessary.

                (iii) The affirmative vote of the holders of a majority of all of the outstanding Shares is not considered necessary to approve and adopt this Agreement.

        (d) GOVERNMENTAL FILINGS; CONSENTS AND APPROVALS; NO VIOLATIONS.

                (i) Other than those filings, notices, consents, registrations, approvals, permits, and authorizations required to be made (A) pursuant to Section 1.3, (B) under the Securities Act and the Exchange Act, and (C) to comply with state securities or "blue-sky" laws, no other notices, reports, or other filings are required to be made by NIVM with, nor are there any Governmental Consents required to be obtained by, NIVM from, any Governmental Entity or any other Person, in connection with the execution and delivery of this Agreement by NIVM and the consummation by NIVM of the transactions contemplated hereby, except those that the failure to make or obtain are not, individually, or in the aggregate, reasonably likely to result in an NIVM Material Adverse Effect or prevent, materially delay, or materially impair the ability of NIVM to consummate the transactions contemplated by this Agreement.

                (ii) The execution, delivery, and performance of this Agreement by NIVM do not, and the consummation by NIVM of the transactions contemplated hereby will not, constitute, or result in, (A) a breach or violation of, or a default under, the articles of incorporation or by-laws of NIVM or the comparable governing instruments of any of its Subsidiaries, (B) a breach or violation of, or a default under, or acceleration of any obligations under, or the termination of, or the loss of a material benefit under, or the creation of a Lien on the assets of NIVM or any of its Subsidiaries (with or without notice, lapse of time, or both) pursuant to any Contracts binding upon NIVM or any of its Subsidiaries or any of their respective assets, or (assuming, as to consummation, the filings and notices are made, and approvals are obtained, as referred to in Section 5.2(d)(i)) or any applicable Law to which NIVM or any of its Subsidiaries or any of their respective assets is subject or (C) any change in the rights or obligations of any party under any of the Contracts, except, in the case of clause (B) or (C) above, for any breach, violation, default, acceleration, termination, creation, or change that, individually, or in the aggregate, is not reasonably likely to have an NIVM Material Adverse Effect or prevent, materially delay, or materially impair the ability of NIVM to consummate the transactions contemplated by this Agreement.

        (e) OWNERSHIP OF SINO COMMON STOCK. As of the date hereof, neither NIVM nor any of its Subsidiaries owns any shares of SINO Common Stock or other securities convertible into shares of SINO Common Stock.

        (f) DISCLOSURE. Neither this Agreement, with the Exhibits thereto, nor any other agreement, document, certificate, or information furnished to SINO or its counsel by, or on behalf of, NIVM in connection with the transactions contemplated hereby, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein not misleading in light of the circumstances under which they were made.

        (g) CONFIDENTIAL INFORMATION. NIVM recognizes and acknowledges that it has had, and will have, access to certain confidential information of SINO, such as costs and expenses and methods of operation that are valuable, special, and unique assets of SINO's business. NIVM agrees that it will not disclose such confidential information to any other persons, firm, corporation, association, or other entity for any purpose or reason whatsoever. In the event of a breach or threatened breach by NIVM of the provisions in this paragraph, SINO shall be entitled to an injunction restraining NIVM from disclosing, in whole or in part, such confidential information. Nothing herein shall be construed as prohibiting SINO from pursuing any other available remedy for such breach or threatened breach, including the recovery of damages.

ARTICLE V.

COVENANTS

    5.1. INTERIM OPERATIONS OF SINO.

        (a) SINO covenants and agrees that, after the date hereof and prior to the Effective Time (unless NIVM shall otherwise approve in writing, and except as otherwise expressly contemplated by this Agreement):

                (i) its business shall be conducted in the ordinary and usual course. There will be daily communications with NIVM officers on the business of SINO until the EFFECTIVE DATE.

                (ii) it shall use its respective best efforts to preserve its business organization intact and maintain its' existing relations and goodwill with customers, vendors, suppliers, creditors, lessors, regulators, employees, and business associates;

                (iii) it shall not (A) issue, sell, pledge, dispose of, or encumber any capital stock; (B) amend its articles of incorporation or by-laws or adopt any rights agreement or similar agreement; (C) split, combine, or reclassify its outstanding shares of capital stock; (D) authorize, declare, set aside, or pay any dividend or other distribution payable in cash, stock, or property in respect of any capital stock; or (E) repurchase, redeem, or otherwise acquire any shares of its stock or any securities convertible into, or exchangeable or exercisable for, any shares of its stock;

                (iv) it shall not (A) issue, sell, pledge, dispose of, or encumber any shares of, or securities convertible into or exchangeable or exercisable for, or options, warrants, calls, commitments, or rights of any kind to acquire, any shares of its capital stock of any class or any other property or assets; (B) other than in the ordinary and usual course of business, transfer, lease, license, guarantee, sell, mortgage, pledge, dispose of, or encumber any other property or assets or incur or modify any material indebtedness or other liability, except for immaterial Liens arising by operation of law; (C) make or authorize or commit to any capital expenditures other than as set forth in Exhibit (1) attached hereto; or (D) make any acquisition of, or investment in, assets or stock of any other Person;

                (v) it shall not terminate, establish, adopt, enter into, make any new grants or awards under, amend, or otherwise modify, any Compensation and Benefit Plans except as required by Law or increase the salary, wage, bonus, or other compensation of any employees except increases for employees who are not executive officers of SINO occurring in the ordinary and usual course of business (which shall include normal periodic performance reviews and related compensation and benefit increases);

                (vi) it shall not pay, discharge, settle, or satisfy any claims, liabilities, or obligations (absolute, accrued, asserted or unasserted, contingent, or otherwise), other than the payment, discharge, or satisfaction of claims, liabilities, or obligations in the ordinary and usual course of business;

                (vii) it shall not make or change any material Tax election, settle any audit, file any amended Tax Returns, or permit any insurance policy naming it as a beneficiary or loss-payable payee to be canceled or terminated except in the ordinary and usual course of business;

                (viii) it will not terminate, amend, or modify in any material respect, any Material SINO Contract;

                (ix) it shall not take any action or omit to take any action that would cause any of its representations and warranties herein to become untrue in any material respect; and

                (x) it will not authorize or enter into an agreement to do any of the foregoing.

        (b) During the period from the date of this Agreement through the Effective Time, (i) as requested by NIVM, SINO shall confer on a regular basis with one or more representatives of NIVM with respect to material operational matters, (ii) upon the knowledge of the executive officers of SINO of any event or occurrence that is reasonably likely to result in a SINO Material Adverse Effect, any material litigation or material governmental complaints, investigation, or hearings (or communications indicating that the same may be contemplated), the breach in any material respect of any representation, warranty, or covenant contained herein, or the failure of any condition precedent to the Agreement, SINO shall promptly notify NIVM thereof and (iii) upon the knowledge of the executive officers of NIVM of any event or occurrence that is reasonably likely to result in an NIVM Material Adverse Effect or the failure of any condition precedent to the Merger, NIVM shall promptly notify SINO thereof.

    5.2. FILINGS; OTHER ACTIONS; NOTIFICATION.

        (a) Each of SINO and NIVM shall cooperate with the other and use (and shall cause their respective Subsidiaries to use) its reasonable best efforts to take, or cause to be taken, all actions, and do, or cause to be done, all things, necessary, proper, or advisable on its part under this Agreement and applicable Laws to consummate and make effective the transactions contemplated by this Agreement as soon as practicable, including preparing and filing, as promptly as practicable, all documentation to effect all necessary notices, reports, and other filings and to obtain, as promptly as practicable, all consents, waivers, registrations, approvals, permits, and authorizations necessary or advisable to be obtained from any third party and/or any Governmental Entity in order to consummate the transactions contemplated by this Agreement. Subject to applicable Laws relating to the exchange of information, NIVM and SINO shall have the right to review in advance, and to the extent practicable, each will consult the other on, all the information relating to SINO or NIVM, as the case may be, that appear in any filing made with, or written materials submitted to, any third party and/or any Governmental Entity in connection with the transactions contemplated by this Agreement. In exercising the foregoing right, each of SINO and NIVM shall act reasonably and as promptly as practicable.

        (b) SINO and NIVM each shall keep the other apprised of the status of matters relating to completion of the transactions contemplated hereby, including promptly furnishing the other with copies of notices or other communications received by NIVM or SINO, as the case may be, or any of its Subsidiaries, from any third party and/or any Governmental Entity with respect to the Merger and the other transactions contemplated by this Agreement. SINO and NIVM each shall give prompt notice to the other of any change that is reasonably likely to result in a SINO Material Adverse Effect or an NIVM Material Adverse Effect, respectively.

    5.3. ACCESS. Upon reasonable notice, and except as may otherwise be required by applicable Law, each party shall (and shall cause its Subsidiaries to) afford to the other party's representatives, access, during normal business hours throughout the period prior to the Effective Time, to its properties, books, contracts, and records, and during such period, each party shall (and shall cause its Subsidiaries to) furnish promptly to the other party all information concerning its business, properties, and personnel as may reasonably be requested, PROVIDED that no investigation pursuant to this Section shall affect or be deemed to modify any representation or warranty made by either party, and PROVIDED, FURTHER, that the foregoing shall not require a party to permit any inspection, or to disclose any information, that in the reasonable judgment of such party would result in a violation of applicable Law or would result in the disclosure of any trade secrets of third parties or violate any of such party's obligations with respect to confidentiality, if such party shall have used all reasonable efforts to obtain the consent of such third party to such inspection or disclosure. All requests for information made pursuant to this Section shall be directed to an executive officer of the party to whom the request is made or to such Person as may be designated by the officers of the party to whom the request is made.

    5.4. EXPENSES. Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

    5.5. TAKEOVER STATUTE. If any Takeover Statute is, or may become, applicable to the transactions contemplated by this Agreement, each of NIVM and SINO and its Board of Directors shall grant such approvals and take such actions as are necessary so that such transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise act to eliminate or minimize the effects of such statute or regulation on such transactions.

    5.6. DIRECTORS. SINO shall take all necessary actions such that at the Effective Time, the members of the Board of Directors of SINO shall be as follows:

(a) Shane H. Traveller
      Steven R. Peacock
      Chris Bickel

ARTICLE VI.

CONDITIONS

    6.1. CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE TRANSACTION. The respective obligation of each party to effect the transaction contemplated by this Agreement is subject to the satisfaction or waiver at, or prior to, the Effective Time of each of the following conditions:

            (a) STOCKHOLDER APPROVAL. This Agreement shall have been duly approved and adopted by the requisite vote of the stockholders of SINO and the Consideration shall have been approved by the requisite vote of the stockholders of SINO, in each case in accordance with applicable Law, each of SINO's and NIVM's articles of incorporation and by-laws.

            (b) REGULATORY CONSENTS. Other than the filing provided for in Section 1.3, all notices, reports, and other filings required to be made prior to the Effective Time by SINO or NIVM or any of their respective Subsidiaries with, and all Governmental Consents required to be obtained prior to the Effective Time by SINO or NIVM or any of their respective Subsidiaries in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by SINO and NIVM shall have been made or obtained (as the case may be).

            (c) LEGALITY. No order, decree, or injunction shall have been entered or issued by any Governmental Entity that is in effect and has the effect of making the transaction illegal or otherwise prohibiting consummation of the transactions. Each party agrees that, in the event that any such order, decree, or injunction shall be entered or issued, it shall use its reasonable best efforts to cause any such order, decree, or injunction to be lifted or vacated.

            (d) LITIGATION. No court or Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced, or entered any Law (whether temporary, preliminary, or permanent) that is in effect and restrains, enjoins, or otherwise prohibits consummation of this Agreement (collectively, an "ORDER"), and no Governmental Entity shall have instituted any proceeding seeking any such Order.

            (e) CONDITIONS TO OBLIGATIONS OF NIVM. The obligations of NIVM to effect the Acquisition are also subject to the satisfaction or waiver by NIVM at, or prior to, the Effective Time of the conditions contained in the attached Warranty and Representation letter, Exhibit (7).

            (f) REPRESENTATIONS AND WARRANTIES. The representations and warranties of SINO set forth in this Agreement shall be true and correct as of the date hereof and as of the Closing Date as though made on and as of the Closing Date (except to the extent any such representation or warranty expressly speaks as of an earlier date); PROVIDED, HOWEVER, that notwithstanding anything herein to the contrary, this Section 6.1(f) shall be deemed to have been satisfied even if such representations or warranties are not so true and correct, unless the failure of such representations or warranties to be so true and correct, individually, or in the aggregate, has resulted in, or is reasonably likely to result in, a SINO Material Adverse Effect or is reasonably likely to prevent or to materially burden or materially impair the ability of SINO to consummate the transactions contemplated by this Agreement.

            (g) PERFORMANCE OF OBLIGATIONS OF SINO. SINO shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date, and/or NIVM will have received and approved the SINO Warranty and Representation letter in Exhibit (8).

    6.2. CONDITIONS TO OBLIGATION OF SINO. The obligation of SINO to effect the Acquisition is also subject to the satisfaction or waiver by SINO at, or prior to, the Effective Time of the conditions contained in the attached Warranty and Representation letter.
Exhibit (8)

            (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of NIVM set forth in this Agreement shall be true and correct as of the date hereof and as of the Closing Date as though made on, and as of, the Closing Date (except to the extent any such representation or warranty expressly speaks as of an earlier date); PROVIDED, HOWEVER, that notwithstanding anything herein to the contrary, this Section 6.2(a) shall be deemed to have been satisfied even if such representations or warranties are not so true and correct, unless the failure of such representations or warranties to be so true and correct, individually, or in the aggregate, has had, or is reasonably likely to have, an NIVM Material Adverse Effect or is reasonably likely to prevent or to materially burden or materially impair the ability of NIVM to consummate the transactions contemplated by this Agreement.

            (b) PERFORMANCE OF OBLIGATIONS OF NIVM. NIVM shall have performed in all material respects all obligations required to be performed by it under this Agreement at, or prior to, the Closing Date, and/or SINO will have received and approved the NIVM Warranty and Representation letter in Exhibit (7).

ARTICLE VII.

TERMINATION

    TERMINATION BY MUTUAL CONSENT. This Agreement may be terminated and the transactions contemplated herein may be abandoned at any time prior to the Effective Time, whether before or after the approvals by stockholders of SINO and NIVM, by mutual written consent of the SINO and NIVM by action of their respective Boards of Directors.

ARTICLE VIII.

MISCELLANEOUS AND GENERAL

    8.1. MODIFICATION OR AMENDMENT. Subject to the provisions of applicable Law, at any time prior to the Effective Time, the parties hereto may modify or amend this Agreement, by written agreement executed and delivered by duly authorized officers of the respective parties.

    8.2. WAIVER OF CONDITIONS. The conditions to each of the parties' obligations to consummate the transactions are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by applicable Law.

    8.3. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

    8.4. GOVERNING LAW AND VENUE;

THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED, AND GOVERNED BY, AND IN ACCORDANCE WITH, THE LAW OF HONG KONG WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF. The parties hereby irrevocably submit to the jurisdiction of the courts of Hong Kong solely in respect to the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect to the transactions contemplated hereby and thereby, and hereby waive, and agree not to assert, as a defense in any action, suit, or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit, or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in, or by, such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a Hong Kong court. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided herein or in such other manner as may be permitted by law shall be valid and sufficient service thereof.

            (a) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY AGREES TO SUBMIT ANY AND ALL DISPUTES TO THE HONG KONG INTERNATIONAL ARBITRATION CETRE FOR BINDING ARBITRATION UNDER THE ARBITRATION ORDINANCE OF HONG KONG.

    8.5. NOTICES. All notices or other communications under this Agreement shall be in writing and shall be deemed duly given, effective (i) three business days later, if sent by registered or certified mail, return receipt requested, postage prepaid, (ii) when sent, if sent by telecopier or fax, provided that the telecopy or fax is promptly confirmed by telephone confirmation thereof, (iii) when served, if delivered personally to the intended recipient, and (iv) one business day later, if sent by overnight delivery via a national courier service, and in each case, addressed to the intended recipient at the address set forth in the preamble hereof. Any party may change the address to which notices or other communications hereunder are to be delivered by giving the other party notice in the manner herein set forth:

IF TO NIVM

Nicholas Investment Company, Inc.
43180 Business Park Dr., Suite 202.
Temecula, CA
Attn: Steven R. Peacock
Fax: (909)587-8866

IF TO SINO

SINO UJE, Ltd.
2658 Joan Lane
Fallbrook, CA 92028
Attn: Chris Bickel
PHONE: (760)723-5915

or to such other persons or addresses as may be designated in writing by the party to receive such notice as provided above.

    8.6. ENTIRE AGREEMENT; NO OTHER REPRESENTATIONS. This Agreement (including any exhibits and Schedules hereto) constitute the entire agreement, and supersede all other prior agreements, understandings, representations, and warranties, both written and oral, among the parties, with respect to the subject matter hereof.

    8.7. NO THIRD PARTY BENEFICIARIES. This Agreement is not intended to confer upon any Person, other than the parties hereto, any rights or remedies hereunder, except as provided in Section 6.14 (Directors) and 6.15 (Indemnification; Directors' and Officers' Insurance).

    8.8. SEVERABILITY. The provisions of this Agreement shall be deemed severable, and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefore in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision so long as the economics or legal substance of the transactions contemplated hereby are not affected in any manner adverse in any material respect to any party, and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

    8.9. INTERPRETATION. The table of contents and headings herein are for convenience of reference only, do not constitute part of this Agreement, and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section or Exhibit, such reference shall be to a Section of or Exhibit to this Agreement unless otherwise indicated. Whenever the words "include," "includes", or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

    8.10. ASSIGNMENT. This Agreement shall not be assignable by either party without the written consent of the other.

                IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.

NICHOLAS INVESTMENT COMPANY, INC. By: /s/ Steven R. Peacock Steven R. Peacock, President and Chief Executive Officer

SINO UJE, LTD. By: /s/ Chris Bickel Chris Bickel, President and Chief Executive Officer